DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Emerging Markets Fund
Delaware Global Value Fund
Delaware International Value Equity Fund
(each, a "Fund" and together, the "Funds")

Supplement to the Funds'
Institutional Class Prospectus
and Statement of Additional Information
dated March 28, 2008

The following replaces the section entitled, "Investing in the Funds" on page 36 of the Funds' Institutional Class Prospectus:

Institutional Class shares are available for purchase only by the following:

-retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans;

-tax-exempt employee benefit plans of the Funds' Manager or its affiliates and of securities dealer firms with a selling agreement with Delaware Distributors, L.P. (Distributor);

-institutional advisory accounts (including mutual funds) managed by the Manager or its affiliates and clients of Delaware Investment Advisers, an affiliate of the Manager, as well as the clients' affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory accounts;

-a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

-registered investment managers investing on behalf of clients or advising clients who invest on their own behalf. Such clients must consist solely of institutions and high net worth individuals having at least $1,000,000 entrusted to or overseen by the investment manager for investment purposes. Use of the Institutional Class shares is restricted to investment managers who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

-certain plans qualified under Section 529 of the Code for which a Fund's Manager, Distributor, or service agent or one or more of their affiliates provide recordkeeping, administrative, investment management, marketing, distribution, or similar services; or

-programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

The following replaces the section entitled, "Availability of Institutional Class Shares" on page 46 of the Funds' Statement of Additional Information:

Availability of Institutional Class Shares
The Institutional Class of each Fund is generally available for purchase only by: (i) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (ii) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (iii) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (iv) a bank, trust company, and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; (v) registered investment managers investing on behalf of clients or advising clients who invest on their own behalf that consist solely of institutions and high net worth individuals having at least $1,000,000 entrusted to or overseen by the investment manager for investment purposes, but only if the investment manager is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services; (vi) certain plans qualified under Section 529 of the Code for which the Funds' Manager, Distributor, or one or more of their affiliates provide recordkeeping, administrative, investment management, marketing, distribution, or similar services ("Eligible 529 Plans"); and (vii) programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class Shares.

Please keep this Supplement for future reference.

This Supplement is dated January 27, 2009.